                                                                      EXHIBIT 21

SUBSIDIARIES OF REGISTRANT

HOME PROPERTIES, INC. OWNS INTEREST IN:                    STATE OF FORMATION
Home Properties, L.P.                                      New York
Home Properties Trust                                      Maryland
200 East Avenue Associates, LP                             New York
HP Knolls LP                                               New York
HP Knolls II, LP                                           New York
Lenox Landing LLC                                          New York
Peppertree Apartment Company                               New York
Sunset Garden Limited Partnership                          New York
HME/Fairways at Village Green                              New York
Home Properties I, LLC                                     New York
Home Properties II, LLC                                    New York
Home Properties Bari Manor, Inc.                           Maryland
Home Properties Brittany Place, Inc.                       Maryland
Home Properties/Fairways at Village Green                  New York
Home Properties Fenland Field, LLC                         New York
Home Properties Hudson View, Inc.                          Maryland
Home Properties Sherwood, Inc.                             Maryland
Home Properties Southern Meadows, Inc.                     Maryland
Home Properties Sparta Green, Inc.                         Maryland
Perinton Development Corp.                                 New York

HOME PROPERTIES, L.P. OWNS AN INTEREST IN:
CORPORATIONS:                                              STATE OF FORMATION
Home Properties Management, Inc.                           New York
Home Properties Resident Services, Inc.
 (Conifer Realty Corporation)                              Maryland
Conifer Construction (Home Properties Management, Inc.)    Maryland

PARTNERSHIPS:                                              STATE OF FORMATION
175 North Clinton Associates, L.P.                         New York
200 East Avenue Associates, L.P.                           New York
Ambassador Associates, L.P.                                New York
Candlelight Lane Associates, L.P.                          New York
College Greene Rental Associates, L.P.                     New York
Conifer Bridgeport Associates                              New York
Conifer Cortland Associates                                New York
Conifer Fort Hill Associates, L.P.                         New York
Conifer Genesee Associates                                 New York
Conifer Greenway Associates, L.P.                          New York
Conifer Irondequoit Associates                             New York
Conifer Meadowview Associates                              New York
Conifer Oswego Associates                                  New York
Conifer Waterville Associates                              New York
East Court V Associates                                    New York
Essex Evansdown Associates                                 New York
Evergreen Hills Associates, L.P.                           New York
Evergreen Hills II Associates LP                           New York
Evergreen Hills 3 Associates LP                            New York
Family Housing Council LTD                                 New York
Geneva Garden Associates, L.P.                             New York
Groton Housing Redevelopment Co.                           New York
Hillside Terrace Associates, L.P.                          New York
HME/Fairways at Village Green Partnership                  New York
HP BC Limited Partnership                                  New York
HP Hudson Terrace Associates L.P.                          New York
HP Knolls I Associates, L.P.                               New York
HP Knolls II Associates, L.P.                              New York
Home Properties/Fairways at Village Green                  New York
Home Properties Gateway Village Limited Partnership        Maryland
Home Properties Holiday Square, L.P.                       New York
Home Properties Marshfield, L.P.                           New York
Home Properties Owings Run Limited Partnership             Maryland
Home Properties Owings Run 2 Limited Partnership           Maryland
Home Properties Shakespeare Park Limited Partnership       Maryland
Home Properties Woodleaf, L.P.                             Delaware
H T Development Associates LP                              New York
Huntington Associates LP                                   New York
Linda Lane Associates                                      New York
M.V. Commercial Associates (general partnership)           New York
Macartovin Associates, a limited partnership               New York
Monica Place Associates                                    New York
Nichols Housing Associates LP                              New York
Peppertree Apartments Company, L.P.                        New York
Peppertree Park Company, L.P.                              New York
Port Byron Housing Redevelopment Company, L.P.             New York
Salina Square Assoicates, L.P.                             New York
Sandy Creek Associates                                     New York
Sherry Lake Associates                                     New York
St. Bernard's Associates, L.P.                             New York
St. Bernards II Associates LP                              New York
St. Michael's Associates, L.P.                             New York
St. Paul Genesee Associates                                New York
Trinity Hudson Associates, L.P.                            New York
Valley Park South Partnership                              New York
Windsor Place Associates, L.P.                             New York

LIMITED LIABILITY COMPANIES:                               STATE OF FORMATION
Carriage Hill Venture, LLC                                 Michigan
Carriage Park Associates, LLC                              Michigan
Century Investors, LLC                                     New York
Cherry Hill Village Venture, LLC                           Michigan
The Colony of Home Properties, LLC                         New York
Conifer Marwood Development LLC                            Maryland
Curren Terrace,LLC                                         New York
Deerfield Woods Home Properties LLC                        Michigan
Dunedin, LLC                                               Indiana
Dunedin I, LLC                                             Indiana
Dunedin II, LLC                                            Indiana
Dunedin III, LLC                                           Indiana
Home Properties 1600 Elmwood, LLC                          New York
Home Properties Apple Hill, LLC                            New York
Home Properties Bari Manor , LLC                           New York
Home Properties Bayberry Place, LLC                        New York
Home Properties Blackhawk, LLC                             New York
Home Properties Bonnie Ridge LLC                           Maryland
Home Properties Brittany Place, LLC                        Maryland
Home Properties Broadlawn, LLC                             New York
Home Properties Cambridge Village, LLC                     New York
Home Properties Candlewood Gardens, LLC                    New York
Home Properties Canterbury No. 1, LLC                      Maryland
Home Properties Canterbury No. 2, LLC                      Maryland
Home Properties Canterbury No. 3, LLC                      Maryland
Home Properties Canterbury No. 4, LLC                      Maryland
Home Properties Carriage Hill, LLC                         New York
Home Properties Carriage House LLC                         Maryland
Home Properties Castle Club, LLC                           New York
Home Properties Cider Mill, LLC                            Maryland
Home Properties Colonies, LLC                              New York
Home Properties Concord Estates, LLC                       New York
Home Properties Concord Village, LLC                       New York
Home Properties Cornwall Park, LLC                         New York
Home Properties Country Village LLC                        Maryland
Home Properties Courtyard Village, LLC                     New York
Home Properties Cypress Place LLC                          New York
Home Properties Delaware, LLC                              Delaware
Home Properties of Devon, LLC                              New York
Home Properties Elmwood Terrace, LLC                       Maryland
Home Properties Emerson Square, LLC                        New York
Home Properties Fairview Apartments, LLC                   New York
Home Properties Falcon Crest Townhouses, LLC               Maryland
Home Properties Falkland Chase, LLC                        Delaware
Home Properties Fenland Field, LLC                         New York
Home Properties Gardencrest, LLC                           New York
Home Properties Golf Club, LLC                             New York
Home Properties Green Acres, LLC                           New York
Home Properties Hampton Court, LLC                         New York
Home Properties Harborside Manor, LLC                      New York
Home Properties Hauppauge, LLC                             New York
Home Properties Heritage Square, LLC                       New York
Home Properties Hudson View, LLC                           New York
Home Properties Lake Grove, LLC                            New York
Home Properties Lakeshore, LLC                             New York
Home Properties Liberty Commons, LLC                       New York
Home Properties Manor, LLC                                 New York
Home Properties Mansion House, LLC                         New York
Home Properties Maple Lane I, LLC                          New York
Home Properties Maple Lane II, LLC                         New York
Home Properties Maryland, LLC                              Maryland
Home Properties Maryland II, LLC                           Maryland
Home Properties Maryland III, LLC                          Maryland
Home Properties Maryland IV, LLC                           Maryland
Home Properties Maryland V, LLC                            Maryland
Home Properties Maryland VI, LLC                           Maryland
Home Properties Maryland VII, LLC                          Maryland
Home Properties Maryland VIII,LLC                          Maryland
Home Properties Maryland IX,LLC                            Maryland
Home Properties Maryland X,LLC                             Maryland
Home Properties Maryland XI,LLC                            Maryland
Home Properties Maryland XII,LLC                           Maryland
Home Properties Meadows, LLC                               New York
Home Properties Michigan Management, LLC                   Michigan
Home Properties Morningside Heights LLC                    Maryland
Home Properties Morningside North, LLC                     Maryland
Home Properties Morningside Six, LLC                       Maryland
Home Properties Muncy, LLC                                 New York
Home Properties of Newark, LLC                             Maryland
Home Properties Orleans Village, LLC                       New York
Home Properties Paradise Lane, LLC                         New York
Home Properties Parkview Gardens, LLC                      New York
Home Properties Patricia Gardens, LLC                      New York
Home Properties Pavilion, LLC                              Maryland
Home Properties Pearl Street, LLC                          New York
Home Properties Perinton Manor, LLC                        New York
Home Properties Pines of Perinton, LLC                     New York
Home Properties Racquet Club East, LLC                     New York
Home Properties Regency Club, LLC                          New York
Home Properties Sandalwood, LLC                            New York
Home Properties Selford Townhouses, LLC                    Maryland
Home Properties Seminary Hills, LLC                        Virginia
Home Properties Seminary Towers, LLC                       Virginia
Home Properties Sherry Lake, LLC                           New York
Home Properties Sherwood, LLC                              New York
Home Properties Sherwood Gardens, LLC                      New York
Home Properties South Bay Manor, LLC                       New York
Home Properties Southern Meadows, LLC                      New York
Home Properties Sparta Green, LLC                          New York
Home Properties Springwells, LLC                           Michigan
Home Properties Stratford Greens, LLC                      New York
Home Properties Stoughton, LLC                             New York
Home Properties Sunset Gardens, LLC                        New York
Home Properties Sycamores, LLC                             New York
Home Properties Tamarron, LLC                              Maryland
Home Properties Timbercroft I, LLC                         Maryland
Home Properties Timbercroft III, LLC                       Maryland
Home Properties Trexler Park, LLC                          New York
Home Properties Trexler Park West, LLC                     New York
Home Properties Village Square, LLC                        Maryland
Home Properties Virginia Village, LLC                      New York
Home Properties Wellington, LLC                            New York
Home Properties Westminster Place, LLC                     New York
Home Properties West Springfield, LLC                      New York
Home Properties Westwood Village, LLC                      New York
Home Properties William Henry, LLC                         New York
Home Properties William Henry II, LLC                      New York
Home Properties William Henry III, LLC                     New York
Home Properties WMF I, LLC                                 New York
Home Properties Woodholme Manor, LLC                       New York
Home Properties Woodmont Village, LLC                      New York
Home Properties Yorkshire Village, LLC                     New York
Macomb Apartments Home Properties LLC                      Michigan
Morningside Senior Housing Associates, LLC                 Maryland
Royal Gardens Associates LLC                               New York
Woodgate Place Associates LLC                              New York